Exhibit 99.1

CSX APPOINTS FREDRIK J. ELIASSON AS PRESIDENT

CEO Michael J. Ward and President Clarence W. Gooden Both Announce Retirement Effective May 31, 2017

JACKSONVILLE, Fla. – Feb. 21, 2017 – CSX Corporation (NASDAQ: CSX) today announced the decisions of Michael J. Ward, Chairman and Chief Executive Officer, and Clarence W. Gooden, President, to retire from the Company effective May 31, 2017. Fredrik J. Eliasson, a 22-year veteran of the Company and its current Chief Sales and Marketing Officer, has been appointed as President of CSX effective February 15, 2017, replacing Mr. Gooden, who will assume the role of Vice Chairman until his retirement. Mr. Eliasson will maintain his current responsibilities in his new position. The changes are part of an orderly transition of the company’s senior leadership that the Board has been considering for more than a year. The appointment of Mr. Eliasson as President is not intended to preempt or otherwise affect any discussions CSX may continue to have with Mr. Hunter Harrison and Mantle Ridge regarding Mr. Harrison becoming the CEO at CSX.

“Fredrik has played a vital role in CSX’s progress in recent years and in the development of the next phase of its strategic plan, and he was a natural choice to help the Company continue to advance its CSX of Tomorrow strategy,” said Mr. Ward. “He has the vision, leadership abilities and deep understanding of our business to help CSX’s future leadership achieve its long-term strategic goals.”

“On behalf of CSX’s Board of Directors, I want to thank Michael and Clarence for their many years of dedicated service and contributions to our Company,” said Edward J. Kelly, III, CSX’s Presiding Director. “Michael has helped build CSX into one of the nation’s leading transportation and logistics companies, and Clarence has similarly provided valuable leadership across CSX’s sales, marketing and operations teams. We wish both the best in their retirements.”

Mr. Eliasson commented, “This is a dynamic and important time at CSX, and I look forward to continuing to work with the management team to implement the best ideas to drive growth across the organization and deliver a compelling future for our Company and our shareholders.”

Mr. Eliasson, 46, has served as Executive Vice President and Chief Sales and Marketing Officer at CSX since September 2015, where he is responsible for overseeing all customer service activities, growing rail-served markets and developing strategic plans for long-term revenue growth at the Company. He was previously CSX’s Chief Financial Officer, from 2012 to 2015, and he has held several leadership roles across the Company’s finance and sales and marketing departments since joining CSX in 1995.

About CSX and Its Disclosures

CSX, based in Jacksonville, Florida, is a premier transportation company. It provides rail, intermodal and rail-to-truck transload services and solutions to customers across a broad array of markets, including energy, industrial, construction, agricultural, and consumer products. For nearly 190 years, CSX has played a critical role in the nation’s economic expansion and industrial development. Its network connects every major metropolitan area in the eastern United States, where nearly two-thirds of the nation’s population resides. It also links more than 240 short-line railroads and more than 70 ocean, river and lake ports with major population centers and farming towns alike.

This announcement, as well as additional financial information, is available on the company’s website at http://investors.csx.com. CSX also uses social media channels to communicate information about the company. Although social media channels are not intended to be the primary method of disclosure for material information, it is possible that certain information CSX posts on social media could be deemed to be material. Therefore, we encourage investors, the media, and others interested in the company to review the information we post on Twitter (http://twitter.com/CSX) and on SlideShare (http://www.slideshare.net/HowTomorrowMoves).

The social media channels used by CSX may be updated from time to time.

More information about CSX Corporation and its subsidiaries is available at www.csx.com and on Facebook (http://www.facebook.com/OfficialCSX).

Forward-Looking Statements

This information and other statements by CSX may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, margins, volumes, rates, cost-savings, expenses, taxes, liquidity, capital expenditures, dividends, share repurchases or other financial items, statements of management’s plans, strategies and objectives for future operations, and management’s expectations as to future performance and operations and the time by which objectives will be achieved, statements concerning proposed new services, and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “will,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate,” “preliminary” and similar expressions. Forward-looking statements speak only as of the date they are made, and CSX undertakes no obligation to update or revise any forward-looking statement. If CSX updates any forward-looking statement, no inference should be drawn that CSX will make additional updates with respect to that statement or any other forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by any forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements include, among others; (i) CSX’s success in implementing its financial and operational initiatives; (ii) changes in domestic or international economic, political or business conditions, including those affecting the transportation industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; (v) the outcome of claims and litigation involving or affecting CSX; (vi) natural events such as severe weather conditions or pandemic health crises; and (vii) the inherent uncertainty associated with projecting economic and business conditions.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

CSX Corporation (“CSX”) intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the special meeting of shareholders. CSX SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

CSX, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from CSX shareholders in connection with the matters to be considered at the special meeting, or any adjournment or postponement thereof. Information about CSX’s directors and executive officers, and their direct and indirect interests in CSX, is available in CSX’s proxy statement, filed March 28, 2016 for its 2016 Annual Meeting. To the extent holdings of CSX’s securities by such directors or executive officers have changed since the amounts included in the 2016 proxy statement, such changes have been or will be reflected on reports filed with the SEC in accordance with the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the special meeting. Shareholders will be able to obtain any proxy statement, any amendments or supplements to any proxy statement and other documents filed by CSX with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at CSX’s website at www.csx.com or by contacting CSX Investor Relations at (904) 359-4812.

Contact:

Investors:

David Baggs

CSX Investor Relations

(904) 359-4812

Media:

Gary Sease, Corporate Communications

(904) 359-1719

Tom Johnson / Michael Pascale

Abernathy MacGregor

(212) 371-5999

tbj@abmac.com / mmp@abmac.com

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